Oppenheimer Variable Account Funds
                     Exhibit 24(b)(16) to Form N-1A
                  Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

Distribution        Amount From         Amount From
Reinvestment        Investment          Long or Short-Term  Reinvestment
(Ex)Date             Income         Capital Gains       Price
Oppenheimer Bond Fund

   01/09/87          0.2450000      0.0480000           10.900
   04/03/87          0.2150000      0.0000000           10.810
   07/10/87          0.2600000      0.0000000           10.460
   10/09/87          0.2500000      0.0000000           10.010
   12/24/87          0.2000000      0.0000000           10.140
   03/25/88          0.2300000      0.0000000           10.310
   06/24/88          0.2200000      0.0000000           10.210
   09/23/88          0.2400000      0.0000000           10.280
   12/23/88          0.2400000      0.0000000           10.150
   03/23/89          0.2400000      0.0000000           10.020
   06/23/89          0.2400000      0.0000000           10.360
   09/22/89          0.2400000      0.0000000           10.340
   12/22/89          0.2400000      0.0000000           10.500
   03/23/90          0.2400000      0.0000000           10.270
   06/25/90          0.2400000      0.0000000           10.300
   09/21/90          0.2400000      0.0000000           10.130
   12/21/90          0.2300000      0.0000000           10.330
   03/22/91          0.2400000      0.0000000           10.430
   06/21/91          0.2400000      0.0000000           10.530
   09/20/91          0.2300000      0.0000000           10.860
   12/20/91          0.2200000      0.0000000           11.050
   03/27/92          0.2400000      0.0000000           10.840
   06/26/92          0.2400000      0.0000000           11.040
   09/25/92          0.2100000      0.0000000           11.180
   12/18/92          0.1700000      0.0000000           10.940
   03/26/93          0.1500000      0.0000000           11.400
   06/25/93          0.1800000      0.0000000           11.550
   09/24/93          0.2100000      0.0000000           11.760
   12/27/93          0.2120000      0.0000000           11.660
   03/25/94          0.0110000      0.0280000           11.460
   06/24/94          0.2000000      0.0000000           11.190
   09/23/94          0.2000000      0.0000000           11.060
   12/16/94          0.2100000      0.0000000           10.940
   03/24/95          0.2100000      0.0000000           11.060
   06/23/95          0.1600000      0.0000000           11.590
   09/22/95          0.1600000      0.0000000           11.530
   12/22/95          0.2000000      0.0000000           11.750
   03/22/96          0.2000000      0.0070000           11.480
   06/21/96          0.1700000      0.0000000           11.290
   09/20/96          0.1800000      0.0000000           11.390
   12/16/96          0.1900000      0.0000000           11.600





Oppenheimer High Income Fund
   10/06/86          0.4400000      0.0000000            9.740
   01/09/87          0.3100000      0.0580000            9.790
   04/03/87          0.2800000      0.0000000           10.150
   07/10/87          0.3200000      0.0000000            9.830
   10/09/87          0.3200000      0.0000000            9.730
   12/24/87          0.3220000      0.0780000            9.100
   03/25/88          0.3000000      0.1180000            9.110
   06/24/88          0.2620000      0.0000000            9.280
   09/23/88          0.2500000      0.0000000            9.200
   12/23/88          0.2600000      0.0000000            9.180
   03/23/89          0.2700000      0.0700000            9.110
   06/23/89          0.2700000      0.0000000            9.060
   09/22/89          0.2700000      0.0000000            8.970
   12/22/89          0.2700000      0.0000000            8.560
   03/23/90          0.2700000      0.0000000            8.250
   06/25/90          0.2700000      0.0000000            8.510
   09/21/90          0.2700000      0.0000000            8.290
   12/21/90          0.2700000      0.0000000            7.880
   03/22/91          0.2700000      0.0000000            8.590
   06/21/91          0.2700000      0.0000000            8.880
   09/20/91          0.2700000      0.0000000            9.270
   12/20/91          0.2700000      0.0000000            9.320
   03/27/92          0.4700000      0.0000000            9.640
   06/26/92          0.2700000      0.0000000            9.730
   09/25/92          0.2700000      0.0000000            9.920
   12/18/92          0.2700000      0.0000000            9.690
   03/26/93          0.2700000      0.0000000           10.380
   06/25/93          0.3900000      0.0000000           10.560
   09/24/93          0.2700000      0.0000000           10.660
   12/27/93          0.2600000      0.0000000           11.010
   03/25/94          0.0200000      0.2390000           10.800
   06/24/94          0.2100000      0.0000000           10.430
   09/23/94          0.2100000      0.0000000           10.260
   12/16/94          0.2200000      0.0000000            9.820
   03/24/95          0.2400000      0.0000000            9.930
   06/23/95          0.2400000      0.0000000           10.390
   09/22/95          0.3000000      0.0000000           10.440
   12/22/95          0.3000000      0.0000000           10.560
   03/22/96          0.3000000      0.0000000           10.690
   06/21/96          0.2600000      0.0000000           10.690
   09/20/96          0.2400000      0.0000000           10.800
   12/20/96          0.2500000      0.0000000           11.070


Oppenheimer Growth Fund
   01/27/86          0.1470000      0.1630000           10.660
   01/09/87          0.1500000      0.4670000           12.490
   12/24/87          0.1850000      0.9550000           11.350
   06/24/88          0.0000000      0.0450000           13.120
   03/23/89          0.3500000      0.0700000           14.420
   03/23/90          0.6200000      1.9900000           13.120

   03/22/91          0.4900000      0.0000000           12.980
   03/27/92          0.3600000      0.0000000           14.740
   03/26/93          0.1400000      0.3170000           16.530
   03/25/94          0.1540000      0.0380000           17.750
   03/24/95          0.2220000      0.2630000           18.700
   03/22/96          0.2510000      1.6680000           23.280


Oppenheimer Capital Appreciation Fund
   01/09/87          0.1500000      0.0000000           13.780
   12/24/87          0.1870000      0.2680000           14.560
   06/24/88          0.0000000      0.0100000           16.280
   03/23/89          0.3400000      0.0000000           17.070
   03/23/90          0.5100000      1.3350000           17.120
   06/25/90          0.0200000      0.0700000           17.600
   03/22/91          0.2600000      0.0000000           17.830
   03/27/92          0.1350000      0.5500000           22.750
   03/26/93          0.0550000      1.1020000           24.170
   03/25/94          0.0450000      3.5280000           28.200
   03/24/95          0.0930000      0.0470000           26.670
   03/22/96          0.1100000      2.0670000           34.840


Oppenheimer Multiple Strategies Fund
   04/03/87          0.0350000      0.0000000           10.690
   07/10/87          0.1300000      0.0000000           10.850
   10/09/87          0.1400000      0.0000000           11.130
   12/24/87          0.1250000      0.0400000           10.100
   03/25/88          0.1400000      0.0000000           10.830
   06/24/88          0.1400000      0.0000000           11.320
   09/23/88          0.1900000      0.0000000           11.350
   12/23/88          0.1800000      0.0000000           11.430
   03/23/89          0.1000000      0.3725000           11.750
   06/23/89          0.1800000      0.0000000           12.320
   09/22/89          0.2000000      0.0000000           12.540
   12/22/89          0.2000000      0.0000000           12.200
   03/23/90          0.1000000      0.4600000           11.440
   06/25/90          0.2000000      0.0000000           11.380
   09/21/90          0.2000000      0.0000000           10.980
   12/21/90          0.2000000      0.0000000           10.810
   03/22/91          0.2000000      0.0000000           11.290
   06/21/91          0.2000000      0.0000000           11.200
   09/20/91          0.2000000      0.0000000           11.450
   12/20/91          0.1800000      0.0000000           11.380
   03/27/92          0.1300000      0.0000000           12.080
   06/26/92          0.1300000      0.0000000           11.910
   09/25/92          0.1500000      0.0000000           12.100
   12/18/92          0.1300000      0.0000000           12.420
   03/26/93          0.1000000      0.0000000           12.870
   06/25/93          0.1700000      0.0000000           13.050
   09/24/93          0.130000       0.0000000           13.470

Oppenheimer Variable Account Funds
   12/27/93          0.1470000      0.0000000           13.840
   03/25/94          0.0110000      0.0980000           13.830
   06/24/94          0.2000000      0.0000000           12.990
   09/23/94          0.2000000      0.0000000           13.290
   12/16/94          0.1900000      0.0000000           12.810
   03/24/95          0.1800000      0.3710000           13.090
   06/23/95          0.1600000      0.0000000           13.940
   09/22/95          0.1600000      0.0000000           14.410
   12/22/95          0.1500000      0.0000000           14.480
   03/22/96          0.1500000      0.3450000           14.590
   06/21/96          0.2500000      0.0000000           14.590
   09/20/96          0.1700000      0.0000000           14.970
   12/20/96          0.1700000      0.0000000           15.630


Oppenheimer Global Securities Fund
   03/26/92          0.0400000      0.0400000           10.600
   03/25/94          0.0370000      0.2510000           15.680
   03/24/95          0.0000000      0.3980000           13.950


Oppenheimer Strategic Bond Fund
   09/24/93          0.0200000      0.0000000            5.030
   12/27/93          0.0720000      0.0000000            5.120
   03/25/94          0.0050000      0.0060000            5.010
   06/24/94          0.1050000      0.0000000            4.850
   09/23/94          0.1100000      0.0000000            4.800
   12/16/94          0.1050000      0.0000000            4.650
   03/24/95          0.1000000      0.0000000            4.560
   06/23/95          0.0900000      0.0000000            4.760
   09/22/95          0.0900000      0.0000000            4.780
   12/22/95          0.0900000      0.0000000            4.870
   03/22/96          0.0900000      0.0000000            4.890
   06/21/96          0.1000000      0.0000000            4.880
   09/20/96          0.1000000      0.0000000            4.960
   12/20/96          0.1000000      0.0000000            5.080


Oppenheimer Growth & Income Fund
   12/22/95          0.0150000      0.0000000           12.190
   03/22/96          0.0000000      0.0470000           13.320
   06/21/96          0.0400000      0.0000000           14.660
   09/20/96          0.0500000      0.0000000           15.230
   12/20/96          0.0500000      0.0000000           16.350


1. Average Annual Total Returns for the Periods Ended 12/31/96:

The formula for calculating average annual total return is as follows:

         1            ERV n
   --------------- = n (---) - 1 = average annual total return
   number of years      P

Where: ERV = ending redeemable value of a hypothetical $1,000 payment ade at the beginning of the period P = hypothetical initial investment of $1,000

Examples at NAV:

Oppenheimer Bond Fund

   One Year                          Five Year

   $1,047.94 1                      $1,447.45 .2
 (---------) - 1 =  4.79%           (---------)   - 1 =  7.68%
     $1,000                            $1,000


   Ten Year

   $2,326.24 .1
 (---------) - 1 =  8.81%
     $1,000



Oppenheimer High Income Fund

   One Year                          Five Year

   $1,152.54 1                       $2,001.06 .2
 (---------) - 1 = 15.25%           (---------)   - 1 = 14.88%
     $1,000                            $1,000


   Ten Year

   $3,672.42 .1
 (---------) - 1 = 13.89%
     $1,000












Oppenheimer Variable Account Funds
Page 6


1. Average Annual Total Returns for the Periods Ended 12/31/96
(Continued):

Examples at NAV:

Oppenheimer Growth Fund

   One Year                          Five Year

   $1,252.03 1                       $2,122.02 .2
 (---------) - 1 = 25.20%           (---------)   - 1 = 16.24%
     $1,000                            $1,000


   Ten Year

   $3,811.67 .1
 (---------) - 1 = 14.32%
     $1,000



Oppenheimer Capital Appreciation Fund

   One Year                          Five Year

   $1,202.26 1                       $2,163.54 .2
 (---------) - 1 = 20.23%           (---------)   - 1 = 16.69%
     $1,000                            $1,000


   Ten Year

   $4,606.22 .1
 (---------) - 1 = 16.50%
     $1,000



Oppenheimer Multiple Strategies Fund

   One Year                          Five Year

   $1,154.98 1                       $1,736.74 .2
 (---------) - 1 = 15.50%           (---------)   - 1 = 11.67%
     $1,000                            $1,000


   Inception

   $2,942.21 .1011
 (---------) - 1 = 11.52%
     $1,000




Oppenheimer Variable Account Funds
Page 7


1. Average Annual Total Returns for the Periods Ended 12/31/96
(Continued):

Examples at NAV:

Oppenheimer Global Securities Fund

   One Year                          Five Year

   $1,175.34 1                       $1,792.44 .2
 (---------) - 1 = 17.53%           (---------)   - 1 = 12.38%
     $1,000                            $1,000


   Inception

   $1,860.55 .1630
 (---------) - 1 = 10.65%
     $1,000



Oppenheimer Strategic Bond Fund

   One Year                          Inception

   $1,120.73 1                       $1,296.59 .2731
 (---------) - 1 = 12.07%           (---------)   - 1 = 7.35%
     $1,000                            $1,000


Oppenheimer Growth & Income Fund

   One Year                          Inception

   $1,325.12 1                       $1,659.75 .6716
 (---------) - 1 = 32.51%           (---------)   - 1 = 40.54%
     $1,000                            $1,000




















Oppenheimer Variable Account Funds
Page 8


2.  Cumulative Total Returns for the Periods Ended 12/31/96:

    The formula for calculating cumulative total return is as follows:

    ERV - P
    ------- = Cumulative Total Return
         P

Examples at NAV:

Oppenheimer Bond Fund

     One Year                       Five Year

     $1,047.94 - $1,000                                 $1,447.45
- $1,000
     ------------------  =   4.79%  ------------------  =  44.75%
           $1,000                         $1,000


     Ten Year

     $2,326.24 - $1,000
     ------------------  = 132.62%
           $1,000



Oppenheimer High Income Fund

     One Year                       Five Year

     $1,152.54 - $1,000                                 $2,001.06 -
$1,000
     ------------------  =  15.25%  ------------------  = 100.11%
           $1,000                         $1,000


     Ten Year

     $3,672.42 - $1,000
     ------------------  = 267.24%
           $1,000
















Oppenheimer Variable Account Funds
Page 9


2.  Cumulative Total Returns for the Periods Ended 12/31/96
(Continued):

Examples at NAV:

Oppenheimer Growth Fund

     One Year                       Five Year

     $1,252.03 - $1,000                                 $2,122.02
- $1,000
     ------------------  =  25.20%  ------------------  = 112.20%
           $1,000                         $1,000


     Ten Year

     $3,811.67 - $1,000
     ------------------  = 281.17%
           $1,000



Oppenheimer Capital Appreciation Fund

     One Year                       Five Year

     $1,202.26 - $1,000                                 $2,163.54
- $1,000
     ------------------  =  20.23%  ------------------  = 116.35%
           $1,000                         $1,000


     Ten Year

     $4,606.22 - $1,000
     ------------------  = 360.62%
           $1,000



Oppenheimer Multiple Strategies Fund

     One Year                       Five Year

     $1,154.98 - $1,000                                 $1,736.74
- $1,000
     ------------------  =  15.50%  ------------------  =  73.67%
           $1,000                         $1,000


     Inception

     $2,942.21 - $1,000
     ------------------  = 194.22%
           $1,000





Oppenheimer Variable Account Funds
Page 10


2.  Cumulative Total Returns for the Periods Ended 12/31/96
(Continued):

Examples at NAV:

Oppenheimer Global Securities Fund

     One Year                       Inception

     $1,175.34 - $1,000                                 $1,792.44
- $1,000
     ------------------  =  17.53%  ------------------  = 79.24%
           $1,000                         $1,000


     Inception

     $1,860.55 - $1,000
     ------------------  =  86.06%
           $1,000



Oppenheimer Strategic Bond Fund

     One Year                       Inception

     $1,120.73 - $1,000                                 $1,296.59
- $1,000
     ------------------  =  12.07%  ------------------  = 29.66%
           $1,000                         $1,000



Oppenheimer Growth & Income Fund

     One Year                       Inception

     $1,325.12 - $1,000                                 $1,659.75
- $1,000
     ------------------  =  32.51%  ------------------  = 65.98%
           $1,000                         $1,000


















Oppenheimer Variable Account Funds
Page 11


3.  Standardized Yield for the 30-Day Period Ended 12/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                           a - b     6
                Yield =  2 { ( ------  +  1 )  -  1 }
                             cd

    The symbols above represent the following factors:

      a = Dividends and interest earned during the 30-day period.
      b = Expenses accrued for the period (net of any expense
          reimbursements).
      c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Examples at NAV:


Oppenheimer Bond Fund

          $2,307,277.20 - $265,933.01                   6
       2{(--------------------------- +  1)  - 1}  = 6.13%
             34,794,114  x  $11.63



Oppenheimer High Income Fund

          $1,387,147.42 - $121,419.41                   6
       2{(---------------------------  +  1)  - 1} = 8.29%
             16,738,291  x  $11.13



Oppenheimer Strategic Bond Fund

          $  781,052.06 - $ 82,220.66                   6
       2{(---------------------------  +  1)  - 1} = 7.43%
             22,529,033  x  $5.09













Oppenheimer Variable Account Funds
Page 12


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/96:

    The Fund's dividend yields are calculated using the following formula:

                     Dividend Yield   =  ( a x b ) / c

    The symbols above represent the following factors:

    a = The last declared dividend during the period.
    b = Number of quarters in the year.
    c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.


Examples:

Oppenheimer Bond Fund                                   Oppenheimer
High Income Fund

$0.1900 x 4 / $11.63 = 6.53%        $0.2500 x 4 / $11.13 =
8.98%



Oppenheimer Strategic Bond Fund

$0.1000 x 4 / $5.09  = 7.86%






























Oppenheimer Variable Account Funds
Page 13


5.  YIELD AND EFFECTIVE YIELD FOR 7-DAY PERIOD ENDED 12/31/96:

    Calculations of the Fund's "Yield" and "Compounded Effective
Yield" set forth
    in the section entitled "Yield Information" in the Statement of Additional
    Information were made as follows:

   Oppenheimer Money Fund
                       Date         Daily Accrual Per Share (in
$)                   12/25/96       .0001354
                     12/26/96       .0001355
                     12/27/96       .0001366
                     12/28/96       .0001367
                     12/29/96       .0001366
                     12/30/96       .0001384
                     12/31/96       .0001446
                     --------
                     Seven Day Total:                   .0009638


   Current Yield:    $0.0009638/7 x 365       =  5.03%


                                    365/7
   Effective Yield:  ($0.0009638 + 1)      - 1  =  5.15%